SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  October 2, 2008


                          TRYCERA FINANCIAL, INC.
             (Exact Name of Registrant as Specified in Charter)


           NEVADA                 000-30872                    33-0910363
(State or Other Jurisdiction     (Commission                 (IRS Employer
     of Incorporation)           File Number)             Identification No.)


2560 E. Chapman Avenue, Suite 404, Orange, CA                        92689
  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4300

Former Address:  18023 East Sky Park Circle, Suite G, Irvine, CA  92614

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers

     On October 2, 2008, Randy Cherkas resigned as a director of the registrant. Also on October 2, 2008, Bryan Kenyon also resigned as a director and as an officer, including his positions as COO (which position included acting as principal executive officer) and CFO, of the registrant.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Trycera Financial, Inc.

Date:  October 6, 2008                  By /s/ Alan Knitowski
                                           Alan Knitowski, Chairman



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